SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
---------------------------------------------------------------------------------------------------------------------

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report:  June 10, 2008
 (Date of earliest event reported)

SYNERGX SYSTEMS INC.
(Name of small business issuer in its charter)

Delaware                                                               11-2941299
(State or other jurisdiction of incorporation)                    (I.R.S. Employer Identification No.
                                     or organization)

209 Lafayette Drive, Syosset, New York                                                                                11791
(Address of principal executive offices)                                                                                    (Zip code)

Issuer's telephone number: (516) 433-4700

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Reference is made to Item 5.02 for information on an Employment Agreement (the “Agreement”), dated June 10, 2008, between Paul Mendez and Synergx Systems Inc. (the “Company”).

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 11, 2008, the Company announced that Paul Mendez, age 65, had joined the Company as a director and Chairman of the Board and as President and Chief Executive Officer of the Company.  Mr. Mendez is the President and Chairman of the Board of Firecom Inc. (“Firecom”) and Vice President of Multiplex Electrical Services, Inc.  Mr. Mendez was elected Chairman of the Board and President of Firecom on July 19, 1991.

As of February 4, 2008, Firecom was reported to have beneficial ownership of 1,578,012 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), equal to a total of 30.28% of the Company’s outstanding Common Stock as of that date.  As previously reported, Firecom purchased on January 25, 2007, in a private transaction, 889,540 shares of Common Stock previously owned by Genterra Inc.  On June 10, 2008, Firecom purchased 225,468 shares of Common Stock previously owned by Daniel S. Tamkin, the Company’s former President and Chief Executive Officer.

On June 10, 2008, the Company entered into the Agreement with Mr. Mendez under which Mr. Mendez will serve as President and Chief Executive Officer of the Company.  The Company will pay Mr. Mendez an annual base salary of $20,000.  Pursuant to the Agreement, both the Board of Directors of the Company and Mr. Mendez may terminate his employment without cause and at any time.

The foregoing summary of the Agreement is qualified by reference to the Agreement that is filed as an exhibit to this current report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.12	Employment Agreement, dated June 10, 2008, between Paul Mendez and Synergx Systems Inc.
99.1	Press release, dated June 10, 2008, announcing appointment of President and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

SYNERGX SYSTEMS INC.
(Registrant)

 By: /s/ JOHN A. POSERINA
John A. Poserina,
Chief Financial Officer, Treasurer, Secretary,
Vice President and Director
(Principal Accounting and Financial Officer)

Dated: June 11, 2008

EXHIBIT INDEX

Exhibit No.	Description
10.12	Employment Agreement, dated June 10, 2008, between Paul Mendez and Synergx Systems Inc.
99.1	Press release, dated June 10, 2008, announcing appointment of President and Chief Executive Officer